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                  CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Post-Effective Amendment No. 11 to the registration statement on Form N-4 (No. 033-63935) (the "Registration Statement") of our report dated February 13, 2003, relating to the financial statements of Fortis Benefits Insurance Company, which appears in such Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Registration Statement.

PRICEWATERHOUSECOOPERS LLP
Minneapolis, Minnesota
April 7, 2003